UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2012

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Wilshire Boulevard, Los Angeles, California	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Broadway Financial Corporation (the “Company”), parent company of Broadway Federal Bank, f.s.b. (“Broadway Federal”), has received a letter, dated August 20, 2012, from the Nasdaq Listing Qualifications Department stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company has not yet filed with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the second quarter of 2012. Rule 5250(c)(1) requires that Nasdaq listed companies file their required periodic financial reports with the SEC on a timely basis. The Company is not able to complete its financial statements as of and for the quarter ended June 30, 2012, and therefore is not able to complete preparation of its second quarter 2012 Form 10-Q, because the Company has concluded that the consolidated financial statements of the Company and its wholly owned subsidiary, Broadway Federal, for the year ended December 31, 2011 and the related discussion of results of operations and financial condition included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, should be restated and should no longer be relied on. Management also concluded that the Company’s previously issued earnings release summarizing the Company’s financial results for the first quarter of 2012, including the summary financial statements included therein, should be revised and should no longer be relied upon. This caused the delay in the filing of the second quarter 2012 Form 10-Q.

Under the Listing Rules of the Nasdaq Small-Cap Market, the Company must submit a plan to Nasdaq within 60 calendar days from the date of its receipt of the Nasdaq letter for coming into compliance with Listing Rule 5250(c)(1). If Nasdaq accepts the plan, the Listing Rules further provide that Nasdaq may grant an exception to the Company of up to 180 calendar days from the original due date of the Company’s Form 10-Q, or until November 19, 2012, to regain compliance with Listing Rule 5250(c)(1). The Company expects to file its first quarter 2012 Form 10-Q by September 30, 2012.

Item 8.01 Other Events.

On August 24, 2012, the Company issued a press release announcing the receipt of the Nasdaq deficiency letter described above under “Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release dated August 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: August 24, 2012	By	/s/ Samuel Sarpong
Samuel Sarpong
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated August 24, 2012